                                                                               .
                                                                               .
                                                                               .

24(b)(5)(a)

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
(JOHN HANCOCK(R) LOGO)                                                                                       NOT FOR USE IN NEW YORK
JOHN HANCOCK ANNUITIES
                                                                                        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                                                                                            P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                                    800-344-1029 www.jhannuities.com
                                                                                                   Home Office: Bloomfield Hills, MI

                                                   Application for [Venture 2010]

                                                 Flexible Payment Deferred Annuity

                                                            SIMPLIFY YOUR
                                                         APPLICATION PROCESS
                                                       -----------------------
                                                        SEE BACK PAGE FOR THE
                                                       "GOOD ORDER CHECKLIST"


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
(JOHN HANCOCK(R) LOGO)                                                                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES                                                                      P.O. Box 9505, Portsmouth, NH 03802-9505
                                                                      Overnight mail: 164 Corporate Drive, Portsmouth, NH 03801-6815
                                                                                                    800-344-1029 www.jhannuities.com
                                                                                                   Home Office: Bloomfield Hills, MI

                                                           [Venture 2010]

                                          VARIABLE ANNUITY APPLICATION (Revised on [MM/YY)]

 ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

------------------------------------------------------------------------------------------------------------------------------------

1    ACCOUNT REGISTRATION AND FUNDING (complete A or B)

                              A. NONQUALIFIED
                                 REGISTRATION:   [ ] Invdividual     [ ] Trust     [ ]   Corporation    [ ]  Other _________________
                                 ---------------------------------------------------------------------------------------------------
                                 FUNDING:        DIRECT PAYMENT $ ______________   [ ] Check (Payable to John Hancock Life
                                                                                       Insurance Company (U.S.A.))
                                 Minimum $10,000 (Payment must accompany           [ ] Wire (Please see sales kit or
         *ORIGINAL                                application if selected)             jhannuities.com for wire instructions)
TRANSFER/EXCHANGE PAPERWORK   -----------------------------------------------------------------------------------------------------
MUST ACCOMPANY APPLICATION.                      TRANSFER/EXCHANGE* $ ___________  [ ] 1035 Exchange   [ ] Mutual Fund / CD / Other
     SEE FORMS BOOKLET.

     -------------------------------------------------------------------------------------------------------------------------------

     B. QUALIFIED
        REGISTRATION:   [ ] Traditional IRA (Tax year ______)            [ ] Roth IRA (Tax year ______)  [ ] SEP IRA  [ ] SIMPLE IRA
                        [ ] Inherited/Beneficiary IRA (Optional death    [ ] Individual 401(k)  [ ] Other _________________
                            benefits and living benefit riders not
                            permitted.)
        ----------------------------------------------------------------------------------------------------------------------------
        FUNDING:         DIRECT PAYMENT $ ______________                 [ ] Check (Payable to John Hancock Life Insurance Company
                                                                             (U.S.A.))
        Minimum $10,000 (Payment must accompany application if selected) [ ] Wire (Please see sales kit or
                                                                             jhannuities.com for wire instructions)
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFER/EXCHANGE* $ ___________                 [ ] Direct Transfer   [ ] Rollover

------------------------------------------------------------------------------------------------------------------------------------

2    OWNER (oldest)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trsut/Entity)

     __________________________   _________________________________________   [____________________________________________________]
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________   _______________________________________________
     Residential Address (required if different from mailing or address is PO Box)   Client Brokerage Account Number

     -------------------------------------------------------------------------------------------------------------------------------

     CO-OWNER

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trsut/Entity)

     __________________________   _________________________________________   [____________________________________________________]
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

------------------------------------------------------------------------------------------------------------------------------------

3    ANNUITANT (if different from owner)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trsut/Entity)

     __________________________   _________________________________________   [____________________________________________________]
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     -------------------------------------------------------------------------------------------------------------------------------

     CO-ANNUITANT (if different from co-owner)

     ______________________________________________________________________________________   [ ] Male   [ ] Female [ ] Trust/Entity
     Name (First, Middle, Last or Name of Trsut/Entity)

     __________________________   _________________________________________   [____________________________________________________]
     Date of Birth (mm/dd/yyyy)   Social Security/Tax Identification Number   Email Address

     _____________________________________________________________________________   _______________________________________________
     Mailing Address                                                                 City, State, Zip

     _____________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)


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                                                     [Venture 2010] Application
     -------------------------------------------------------------------------------------------------------------------------------

4    BENEFICIARIES
                                                                                                                THE PRIMARY
     If a co-owner was selected in Section 2, the surviving owner will be the primary beneficiary.      BENEFICIARIES AND CONTINGENT
     Contingent beneficiaries receive proceeds only if all primary beneficiaries pre-decease the          BENEFICIARIES MUST EACH
     owner. If you wish to restrict the death payment options for any of the beneficiaries listed         EQUAL 100% OF PROCEEDS.
     below, please complete the Restricted Beneficiary Payout form located in our forms booklet or            PLEASE USE WHOLE
     on www.jhannuities.com.                                                                                  PERCENTAGES ONLY.

     BENEFICIARY #1   [X] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #2   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #3   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #4   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #5   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     -------------------------------------------------------------------------------------------------------------------------------

     BENEFICIARY #6   [ ] Primary _______________________________________________________   [ ] Male   [ ] Female   [ ] Trust/Entity
                                  Beneficiary's Name (First, Middle, Last or Name of
                                  Trust/Entity)

                      [ ] Contingent

     _____________  _____________________  __________________________  _________________________________________  __________________
     % of Proceeds  Relationship to Owner  Date of Birth (mm/dd/yyyy)  Social Security/Tax Identification Number  State of Residence

     Note: To name additional beneficiaries, please use the space in Special instructions (Section 6).

     -------------------------------------------------------------------------------------------------------------------------------

5    OPTIONAL DEATH BENEFITS

     Available at the time of application and cannot be cancelled once elected. Certain restrictions apply; please see the prospectus for details.

     [ ]  ANNUAL STEP-UP DEATH BENEFIT (NOT AVAILABLE IF ANY OWNER IS AGE 75 OR OLDER.)

     -------------------------------------------------------------------------------------------------------------------------------

6    SPECIAL INSTRUCTIONS (WRITE IN)


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                                                     [Venture 2010] Application
     -------------------------------------------------------------------------------------------------------------------------------

7    USE THIS SECTION TO ELECT AN OPTIONAL LIVING BENEFIT RIDER                                    [Skip to Section 8 if NO
     A.  GUARANTEED LIVING BENEFITS                                                                 Optional Living Benefit Rider
                                                                                                    is elected.

           GUARANTEED                                                                                  * For nonqualified
        LIVING BENEFITS                 PLEASE CHOOSE ONLY ONE RIDER:                                    registrations (Section 1A),
CANNOT BE CANCELLED ONCE ELECTED.                                                                        the spouse must be either
   CERTAIN RESTRICTIONS APPLY;          [ ] INCOME PLUS FOR LIFE                                         the co-owner (Section 2) or
   SEE PROSPECTUS FOR DETAILS.                                                                           sole primary beneficiary
                                        [ ] INCOME PLUS FOR LIFE-JOINT LIFE*                             (Section 4). For qualified
                                                                                                         registrations (Section 1B),
                                        [ ] PRINCIPAL PLUS FOR LIFE                                      the spouse must be the sole
                                                                                                         primary beneficiary
                                                                                                         (Section 4).]

     -------------------------------------------------------------------------------------------------------------------------------

    [B.   INITIAL INVESTMENT OPTIONS FOR USE WITH GUARANTEED LIVING BENEFITS

          VARIABLE PORTFOLIOS
                                                                                                                  REMEMBER:
          _____% MFC GIM Core Allocation                         _____% MFC GIM(1) Lifestyle Growth          ANY COMBINATION OF
          _____% MFC GIM CORE FUNDAMENTAL HOLDINGS               _____% MFC GIM(1) Lifestyle Moderate     INVESTMENT OPTIONS WITHIN
          _____% MFC GIM Core Diversification                    _____% MFC GIM1 Money Market            SECTION 7B MUST EQUAL 100%.
          _____% MFC GIM(1) Index Allocation                     _____% MFC GIM Core Balanced
          _____% MFC GIM(1) Lifestyle Balanced                   _____% MF GIM Core Global Diversification
          _____% MFC GIM(1) Lifestyle Conservative
          DOLLAR COST AVERAGING (Section 7C must be completed if elected)
          _____% 6 Month Fund OR _____% 12 Month Fund

          NOTE: Subsequent payments do not allocate to DCA Funds unless directed.]

                                     [100 % TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)]

     -------------------------------------------------------------------------------------------------------------------------------

    [C.   DOLLAR COST AVERAGING INSTRUCTIONS

          Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Variable or DCA (6 or 12 month) Source Fund to one or more portfolios listed below. Automatic transfers run until the Source Fund has been depleted.

          START DATE         [ ] IMMEDIATE OR          [ ] 30 DAYS FROM ISSUE           OR   [ ]______* DAY OF MONTH (1-28)
                                                           (DEFAULT IF NONE SELECTED)

                                 If the transfer day is a weekend, holiday or the 29th-31st, then the transfer will occur on the next business day.

                             *   If funds are received after the requested start date, transfers will begin on the requested day of the following month.

          SOURCE FUND        [ ] 6 MONTH DCA FUND OR   [ ] 12 MONTH DCA FUND OR
          (Selected in 7B)   [ ] VARIABLE PORTFOLIO _________________________________________________________
                                 MONTHLY Transfer Amount $__________________ (Variable Portfolio Source Fund ONLY.)

          DESTINATION FUND(S) AND % TO ALLOCATE

          _____% MFC GIM Core Allocation                         _____% MFC GIM(1) Lifestyle Growth
          _____% MFC GIM Core Fundamental Holdings               _____% MFC GIM(1) Lifestyle Moderate
          _____% MFC GIM Core Diversification                    _____% MFC GIM(1) Money Market
          _____% MFC GIM(1) Index Allocation                     _____% MFC GIM Core Balanced
          _____% MFC GIM(1) Lifestyle Balanced                   _____% MFC GIM Core Global Diversification]
          _____% MFC GIM(1) Lifestyle Conservative

                                             [100 % TOTAL DCA OPTIONS (MUST EQUAL 100%)]

                                                                                                    Skip to Section 10 for State
                                                                                                    Disclosures.

[(1)  MFC Global Investment Management (U.S.A.) Limited]


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                                                     [Venture 2010] Application
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8    USE THIS SECTION IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER

     A.   INITIAL INVESTMENT OPTIONS (AVAILABLE WHEN NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER)

[VARIABLE PORTFOLIOS

_____% American Funds American Asset Allocation            _____% MFC GIM(1) Mid Cap Index
_____% American Funds American Bond                        _____% MFC GIM(1) Money Market
_____% MFC GIM Core Allocation                             _____% MFC GIM(1) Pacific Rim
_____% MFC GIM Core Diversification                        _____% MFC Global U.S. High Income
_____% American Funds American Global Growth               _____% PIMCO Global Bond
_____% American Funds American Global Small Cap            _____% PIMCO Total Return
_____% American Funds American Growth                      _____% RCM/T. Rowe Price Science & Technology
_____% American Funds American Growth-Income               _____% T. Rowe Price Blue Chip Growth
_____% American Funds American High-Income Bond            _____% MFC GIM Core Balancd
_____% American Funds American International               _____% T. Rowe Price Equity-Income
_____% American Funds American New World                   _____% T. Rowe Price Health Sciences                       REMEMBER:
_____% Davis Financial Services                            _____% T. Rowe Price Small Company Value               USE THIS PAGE ONLY
_____% Davis Fundamental Value                             _____% Templeton(R) International Value                 WHEN NOT ELECTING
_____% MFC GIM Core Diversification                        _____% UBS Global AM Global Allocation                 AN OPTIONAL LIVING
_____% Franklin Templeton(R) International Small Cap       _____% Van Kampen Value                                  BENEFIT RIDER.
_____% GMO International Core                              _____% MFC GIM Core Global Diversification
_____% Invesco AIM/Munder Capital Small Cap Opportunities  _____% Wellington Management Investment Quality Bond
_____% Jennison Capital Appreciation                       _____% Wellington Management Mid Cap Intersection
_____% Legg Mason Funds Management Core Equity             _____% Wellington Management Mid Cap Stock
_____% Marsico International Opportunities                 _____% Wellington Management Natural Resources
_____% MFC GIM(1) Index Allocation                         _____% Wellington Management Small Cap Growth
_____% MFC GIM(1) Lifestyle Aggressive                     _____% Wellington Management Small Cap Value
_____% MFC GIM(1) Lifestyle Balanced                       _____% Western Asset High Yield
_____% MFC GIM(1) Lifestyle Conservative                   _____% Western Asset Strategic Bond
_____% MFC GIM(1) Lifestyle Growth                         _____% Western Asset U.S. Government Securities]
_____% MFC GIM(1) Lifestyle Moderate

    [DOLLAR COST AVERAGING (Section 8B must be completed if elected)

 _____% 6 Month Fund OR _____% 12 Month Fund

     NOTE: Subsequent payments do not allocate to DCA Funds unless directed.]

                                      [100% TOTAL INITIAL INVESTMENT OPTIONS (MUST EQUAL 100%)]

[(1)  MFC Global Investment Management (U.S.A.) Limited]

    [B.   DOLLAR COST AVERAGING INSTRUCTIONS (WHEN NOT ELECTING AN OPTIONAL LIVING BENEFIT RIDER)

          Dollar Cost Averaging (DCA) is an optional program which involves the systematic transfer of specific dollar amounts each month from a Variable or DCA (6 or 12 month) Source Fund to one or more portfolios listed above. Automatic transfers run until the Source Fund has been depleted.

     START DATE   [ ] IMMEDIATE OR   [ ] 30 DAYS FROM ISSUE        OR      [ ] _____ * DAY OF MONTH (1-28)
                                     (DEFAULT IF NONE SELECTED)

     If the transfer day is a weekend, holiday or the 29th - 31st, then the transfer will occur on the next business day.

     *    If funds are received after the requested start date, transfers will begin on the requested day of the following month.

SOURCE FUND        [ ] 6 MONTH DCA FUND     OR   [ ] 12 MONTH DCA FUND OR
(Selected in 8A)   [ ] VARIABLE PORTFOLIO ____________________________________________________________

                       MONTHLY Transfer Amount $__________________ (Variable Portfolio Source Fund ONLY.)

     DESTINATION FUND(S) AND % TO ALLOCATE (Choose from Variable Portfolios located in section 8A.)

     _____% ________________________________   _____% ________________________________
            Fund Name                                 Fund Name

     _____% ________________________________   _____% ________________________________
            Fund Name                                 Fund Name

     _____% ________________________________   _____% ________________________________]
            Fund Name                                 Fund Name

                                             [100% TOTAL DCA OPTIONS (MUST EQUAL 100%)]


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                                                     [Venture 2010] APPLICATION
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9    REQUIRED FOR CALIFORNIA OWNER(S)/ANNUITANT(S) AGE 60 OR OLDER

     Under California law, there is a 30-Day Right to Review your contract. During this time, your initial payment may only be invested into a money market fund, unless you specifically direct that the initial payment be invested in other variable investment options.

                            A.[ ] I/We wish to immediately invest in the variable investment options elected in either Section 7
   IF YOU DO NOT CHECK            or 8. If my/our contract is canceled within 30 days, the contract value will be returned to me/us.
  ONE OF THESE BOXES, WE
MUST ALLOCATE YOUR PAYMENT  B.[ ] I/We authorize the company to allocate my payment to the Money Market portfolio for a period of
   TO THE MONEY MARKET            35 calendar days. On the 35th day (or next business day) transfer my contract value to the
  PORTFOLIO (OPTION B).           investment selection(s) elected in either Section 7 or 8. If I cancel my/our contract within 30 days, any payments will be returned.
------------------------------------------------------------------------------------------------------------------------------------

10   ADDITIONAL STATE DISCLOSURES

    [FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, MD, ME, NE, NJ, NM, OH, OK, OR, PA, TN, VA, VT, WA: Any
     person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF
     THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false or fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY ISSUER FILES A STATEMENT OF
     CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR MD APPLICANTS: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR OR, VT RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.]
------------------------------------------------------------------------------------------------------------------------------------
11   MILITARY SALES

     Is the annuitant or owner an active member of the U.S. Armed Forces?       [ ] Yes*      [ ] No (default)

     *    If you answered "Yes", please complete and attach a "Military Personnel Financial Services Disclosure" form (available on
          www.jhannuities.com). This product is not specifically designed for or marketed to active duty military personnel.
          Applications not complying with our military sales procedures will not be accepted.


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                                                     [Venture 2010] APPLICATION
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12   ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the contract I/we have applied for shall not take effect until the later of: (1) the issuance of the contract, or (2) receipt by the company at its Annuity Service Office of the first payment required under the contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded.

     [ ] YES*   [ ] NO  Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

     [ ] YES*   [ ] NO  Will this contract replace or change any existing life insurance or annuity in this or any other company?

     *    If you answered "YES" to either question, please complete below and attach a state replacement form (if applicable).
          Please see reference guide in the forms booklet.

     ________________________________________________________   _______________________________   [ ] Annuity   [ ] Life Insurance
     Issuing Company                                            Contract Number

     I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE
     ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE
     DISTRIBUTIONS TO BEGIN BY AGE 70 1/2). ALTERNATE MATURITY DATE_____________________________.

     I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE
     CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT
     GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     I/WE CONFIRM A REVIEW OF MY/OUR INVESTMENT OBJECTIVES, TAX, LIQUIDITY, AND FINANCIAL STATUSES WAS OFFERED TO ME/US.

     I/WE HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

     TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE STATEMENTS IN THIS APPLICATION ARE TRUE AND COMPLETE.

     I/WE CERTIFY MY/OUR STATUS AS EITHER A CITIZEN OR RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.

SIGN   OWNER:                        ____________________________________   __________________________________   ___________________
HERE                                 Signature                              City, State (signed in)              Date

SIGN   CO-OWNER:                     ____________________________________   __________________________________   ___________________
HERE                                 Signature                              City, State (signed in)              Date

SIGN   ANNUITANT:                    ____________________________________   __________________________________   ___________________
HERE   (If different from owner)     Signature                              City, State (signed in)              Date

SIGN   CO-ANNUITANT:                 ____________________________________   __________________________________   ___________________
HERE   (If different from co-owner)  Signature                              City, State (signed in)              Date

------------------------------------------------------------------------------------------------------------------------------------

13   FINANCIAL ADVISOR INFORMATION

     A.   CERTIFICATION: I HAVE TRULY AND ACCURATELY RECORDED THE INFORMATION PROVIDED BY THE APPLICANT AND I HAVE DETERMINED THAT
          THE ANNUITY CONTRACT APPLIED FOR IS A SUITABLE INVESTMENT FOR THE APPLICANT.

          [ ] YES   [ ] NO Does the annuitant or owner have existing individual life insurance policies or annuity contracts?

          [ ] YES   [ ] NO Will this contract replace or change any existing life insurance or annuity in this or any other company?

    [B.   OPTION [ ] B   [ ] C (If left blank, option will default to your firm's Selling Agreement.)]

     C.   FINANCIAL ADVISOR (PRIMARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature

     D.   FINANCIAL ADVISOR (SECONDARY)

     _____________ %   ________________________________________________   ___________________________________   ____________________
     Percentage        Printed Name                                       Telephone Number                      State License ID

     __________________________________________   _________________________________   ______________________________________________
     Broker/Dealer Firm                           Broker/Dealer Rep Number            Email Address
SIGN
HERE
     ______________________________________________________________________________
     Signature


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